EXTENSION AGREEMENT


         This Extension Agreement (the "Agreement") is made and entered into as of [_____], 2001 by and between Tengtu International Corp., a Delaware corporation (the "Company") and [_____] (the "Investor").

         WHEREAS, the Investor, pursuant to a Stock Purchase Agreement (the "Purchase Agreement"), an Escrow Agreement, a Registration Rights Agreement, an Investment Letter and an Investor Questionnaire, each dated on or about [_____], 2001 (the "Transaction Documents"), made an equity investment in the Company; and

         WHEREAS, the Investor now desires make an additional equity investment in the Company;

         NOW, THEREFORE, the parties hereby agree as follows:

         The Company will issue and sell to Investor and Investor agrees to purchase [_____] shares (the "Additional Shares") of the Company's Common Stock at a price of US$1.23 cents per share, for a total purchase price of US$[_____] (the "Purchase Price") pursuant to Regulation S promulgated under the 1933 Act.

         The Company and the Investor agree to extend the terms of the Purchase Agreement and each of the Transaction Documents as they may apply to the Additional Shares, including all representations and warranties therein as if made on and as of the date hereof.

         Upon execution of this Agreement and delivery into escrow of the Purchase Price, the Company will deliver to Investor original stock certificates in Investor's name and in such denominations as Investor may specify.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              TENGTU INTERNATIONAL CORP.


                              By:
                                 ----------------------------------------------
                              Name: PAK KWAN CHEUNG
                                   ---------------------------
                              Title:  CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF
                                    -----------------------------------------
                                       THE BOARD OF DIRECTORS

                              INVESTOR


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------






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